EXHIBIT 21

Subsidiary	Jurisdiction of Formation

UNITED STATES:

1ST & Fresh, LLC	Delaware
Addison Concessions, Inc.	Delaware
American Snack & Beverage, LLC	Florida
ARAMARK American Food Services, LLC	Ohio
ARAMARK Asia Management, LLC	Delaware
ARAMARK Aviation Services Limited Partnership	Delaware
ARAMARK Business & Industry, LLC	Delaware
ARAMARK Business Dining Services of Texas, LLC	Texas
ARAMARK Business Facilities, LLC	Delaware
ARAMARK Campus, LLC	Delaware
ARAMARK Capital Asset Services, LLC	Wisconsin
ARAMARK Cleanroom Services, LLC	Delaware
ARAMARK Cleanroom Services (Puerto Rico), Inc.	Delaware
ARAMARK Clinical Technology Services, LLC	Delaware
ARAMARK Concessions Services Joint Venture	Texas
ARAMARK Confection, LLC	Delaware
ARAMARK Consumer Discount Company	Pennsylvania
ARAMARK Correctional Services, LLC	Delaware
ARAMARK CTS, LLC	Delaware
ARAMARK Distribution Services, Inc.	Illinois
ARAMARK Educational Group, LLC	Delaware
ARAMARK Educational Services of Texas, LLC	Texas
ARAMARK Educational Services of Vermont, Inc.	Vermont
ARAMARK Educational Services, LLC	Delaware
ARAMARK Engineering Associates, LLC	Delaware
ARAMARK Entertainment, LLC	Delaware
ARAMARK Executive Management Services USA, Inc.	Delaware
ARAMARK Facilities Management, LLC	Delaware
ARAMARK Facility Management Corporation of Iowa	Iowa
ARAMARK Facility Services, LLC	Delaware
ARAMARK FHC Business Services, LLC	Delaware
ARAMARK FHC Campus Services, LLC	Delaware
ARAMARK FHC Correctional Services, LLC	Delaware
ARAMARK FHC Healthcare Support Services, LLC	Delaware
ARAMARK FHC Kansas, Inc.	Kansas
ARAMARK FHC Refreshment Services, LLC	Delaware
ARAMARK FHC School Support Services, LLC	Delaware
ARAMARK FHC Services, LLC	Delaware
ARAMARK FHC Sports and Entertainment Services, LLC	Delaware
ARAMARK FHC, LLC	Delaware
ARAMARK Food and Support Services Group, Inc.	Delaware
ARAMARK Food Service, LLC	Delaware
ARAMARK Food Service Corporation of Kansas	Kansas
ARAMARK Food Service of Texas, LLC	Texas
ARAMARK FSM, LLC	Delaware
ARAMARK Gourmet Business Services Atlanta, LLC	Georgia
ARAMARK Healthcare Support Services of Texas, Inc.	Texas
ARAMARK Healthcare Support Services of the Virgin Islands, Inc.	Delaware
ARAMARK Healthcare Support Services, LLC	Delaware

ARAMARK India Holdings LLC	Delaware
ARAMARK Industrial Services, LLC	Delaware
ARAMARK Japan, Inc.	Delaware
ARAMARK Kitty Hawk, Inc.	Idaho
ARAMARK Lakewood Associates	Georgia
ARAMARK Management, LLC	Delaware
ARAMARK Management Services Limited Partnership	Delaware
ARAMARK Marketing Services Group, Inc.	Delaware
ARAMARK North Carolina Technical Services, LLC	Delaware
ARAMARK Organizational Services, Inc.	Delaware
ARAMARK Processing, LLC	Delaware
ARAMARK Qatar, LLC	Delaware
ARAMARK Rail Services, LLC	Delaware
ARAMARK RAV, LLC	Delaware
ARAMARK RBI, Inc.	Delaware
ARAMARK Receivables LLC	Delaware
ARAMARK Refreshment Services, LLC	Delaware
ARAMARK Refreshment Services of Tampa, LLC	Delaware
ARAMARK Schools Facilities, LLC	Delaware
ARAMARK Schools, LLC	Delaware
ARAMARK SCM, Inc.	Delaware
ARAMARK Senior Living Services, LLC	Delaware
ARAMARK Senior Notes Company	Delaware
ARAMARK Services Management of HI, Inc.	Hawaii
ARAMARK Services Management of IL, Inc.	Illinois
ARAMARK Services Management of MI, Inc.	Michigan
ARAMARK Services Management of NJ, Inc.	New Jersey
ARAMARK Services Management of OH, Inc.	Ohio
ARAMARK Services Management of SC, Inc.	South Carolina
ARAMARK Services Management of WI, Inc.	Wisconsin
ARAMARK Services of Kansas, Inc.	Kansas
ARAMARK Services of Puerto Rico, Inc.	Delaware
ARAMARK SM Management Services, Inc.	Delaware
ARAMARK SMMS LLC	Delaware
ARAMARK SMMS Real Estate LLC	Delaware
ARAMARK Sports and Entertainment Group, LLC	Delaware
ARAMARK Sports and Entertainment Services, LLC	Delaware
ARAMARK Sports and Entertainment Services of Texas, LLC	Texas
ARAMARK Sports and Entertainment Services/Quality Concessions Joint Venture	Texas
ARAMARK Sports Facilities, LLC	Delaware
ARAMARK Sports, LLC	Delaware
ARAMARK Summer Games 1996, LLC	Delaware
ARAMARK Technical Services North Carolina, Inc.	North Carolina
ARAMARK Togwotee, LLC	Delaware
ARAMARK U.S. Offshore Services, LLC	Delaware
ARAMARK Uniform & Career Apparel Group, Inc.	Delaware
ARAMARK Uniform & Career Apparel, LLC Alt. Names: Uniform Services; Wearguard-Crest	Delaware
ARAMARK Uniform Manufacturing Company	Delaware
ARAMARK Uniform Services (Baltimore) LLC	Delaware
ARAMARK Uniform Services (Carmelo) LLC	Delaware
ARAMARK Uniform Services (Matchpoint) LLC	Delaware
ARAMARK Uniform Services (Midwest) LLC	Delaware
ARAMARK Uniform Services (Rochester) LLC	Delaware
ARAMARK Uniform Services (Santa Ana) LLC	Delaware

ARAMARK Uniform Services (Syracuse) LLC	Delaware
ARAMARK Uniform Services (Texas) LLC	Delaware
ARAMARK Uniform Services (West Adams) LLC	Delaware
ARAMARK Venue Services, Inc.	Delaware
ARAMARK-Gourmet Atlanta, L.L.C.	Georgia
ARAMARK-Gourmet DPS, LLC	Michigan
ARAMARK-Jay Concessions of St. Louis	Missouri
ARAMARK-SFS Healthcare J.V., L.L.C.	Delaware
ARAMARK/Boston Concessions Joint Venture	Massachusetts
ARAMARK/Giacometti Joint Venture	Oregon
ARAMARK/Globetrotters, LLC	Delaware
ARAMARK/Gourmet FSU, LLC	North Carolina
ARAMARK/Gourmet WSSU, LLC	North Carolina
ARAMARK/GM Joint Venture	Pennsylvania
ARAMARK/HMS, LLC	Delaware
ARAMARK/Jackmont, LLC	Georgia
ARAMARK/Martin’s Class Act Joint Venture	Maryland
ARAMARK/Martin’s Stadium Concession Services J.V.	Maryland
ARAMARK/Outback Restaurant Services Joint Venture	Pennsylvania
ARAMARK/SFS Joint Venture	Delaware
ARAMARK/TLS Joint Venture	Pennsylvania
ARAMARK/UCFS, LLC	Delaware
Brand Coffee Service, Inc.	Texas
D.G. Maren II, Inc.	Delaware
Delsac VIII, Inc.	Delaware
Doyon/ARAMARK Denali National Park Concessions Joint Venture	Alaska
Fine Host Holdings, LLC	Delaware
Galls, an ARAMARK Company, LLC	Delaware
Glacier Bay National Park and Preserve Concessions, LLC	Alaska
Gourmet ARAMARK Services, LLC	Delaware
Harrison Conference Associates, LLC	Delaware
Harrison Conference Center of Glen Cove, LLC	New York
Harrison Conference Center of Lake Bluff, Inc.	Illinois
Harrison Conference Services of Massachusetts, LLC	Massachusetts
Harrison Conference Services of North Carolina, LLC	North Carolina
Harrison Conference Services of Princeton, Inc.	New Jersey
Harrison Conference Services of Wellesley, LLC	Massachusetts
Harry M. Stevens, LLC	Delaware
Harry M. Stevens, Inc. of New Jersey	New Jersey
Harry M. Stevens, Inc. of Penn.	Pennsylvania
Kowalski-Dickow Associates, LLC	Wisconsin
L&N Uniform Supply, LLC	California
Lake Tahoe Cruises, LLC	California
Landy Textile Rental Services, LLC	Delaware
MyAssistant, Inc.	Pennsylvania
Ogden-J. LLC	Michigan
Osmio Acquisition, LLC	Delaware
Overall Laundry Services, Inc.	Washington
Paradise Hornblower, LLC	California
Philadelphia Ballpark Concessions Joint Venture	Pennsylvania
Restaura, Inc.	Michigan
SeamlessWeb Professional Solutions, LLC	Delaware
Shoreline Operating Company, Inc.	California
Sun Office Service, Inc.	Texas
Tahoe Rocket LP	California
Tarrant County Concessions, LLC	Texas

The ARAMARK Foundation	Pennsylvania
The Menu Marketing Group, LLC	Delaware
Travel Systems, LLC	Nevada

INTERNATIONAL:

AIM Services Co. Ltd.	Japan
ARA Catering and Vending Services Limited	United Kingdom
ARA Coffee Club Limited	United Kingdom
ARA Coffee System Limited	United Kingdom
ARA Food Services Limited	United Kingdom
ARA Marketing Services Limited	United Kingdom
ARA Offshore Service Limited	United Kingdom
ARAKOR Co. Ltd.	Korea
ARAMARK (Asia) Pte Limited	Singapore
ARAMARK (BVI) Limited	British Virgin Islands
ARAMARK Airport Services Limited	United Kingdom
ARAMARK B.V.	Netherlands
ARAMARK Beverages Limited	United Kingdom
ARAMARK Canada Facility Services Ltd.	Canada
ARAMARK Canada Recycling Services Ltd.	Canada
ARAMARK Canada, Ltd.	Canada
ARAMARK Canadian Investments, Inc.	Canada
ARAMARK Catering Limited	United Kingdom
ARAMARK CCT Trustees Limited	United Kingdom
ARAMARK China Holdings Limited	Hong Kong
ARAMARK Cleaning S.A.	Belgium
ARAMARK Colombia Limitada	Colombia
ARAMARK Entertainment Services (Canada), Inc.	Canada
ARAMARK GmbH	Germany
ARAMARK Gulf Limited	United Kingdom
ARAMARK Holdings GmbH & Co. KG	Germany
ARAMARK Holdings Ltd.	United Kingdom
ARAMARK Inversiones Latinoamericanas Limitada	Chile
ARAMARK Investments BV	Amsterdam
ARAMARK Investments Limited	United Kingdom
ARAMARK Ireland Holdings Limited	Ireland
ARAMARK Kazakhstan LLC	United Kingdom
ARAMARK Limited	United Kingdom
ARAMARK Management GmbH	Germany
ARAMARK Management Services of Canada, Inc.	Canada
ARAMARK Manning Services Limited	United Kingdom
ARAMARK Mexico, S.A. de C.V.	Mexico
ARAMARK Monclova Distribution Company S. de R.L. de C.V.	Mexico
ARAMARK Monclova Manufacturing de Mexico, S.A. de C.V.	Mexico
ARAMARK Monclova Services Company S. de R.L. de C.V.	Mexico
ARAMARK Partnership Limited	United Kingdom
ARAMARK Patman Services Private Limited	India
ARAMARK Peru, S.A.C.	Peru
ARAMARK Quebec, Inc.	Canada
ARAMARK Restaurations GmbH	Germany
ARAMARK S.A.	Belgium
ARAMARK S.A. de C.V.	Mexico
ARAMARK SARL	Luxembourg

ARAMARK Service Industries (China) Co., Ltd.	China
ARAMARK Services SA	Belgium
ARAMARK Servicios de Catering, S.L.	Spain
ARAMARK Servicios Industriales, S. de R.L. de C.V.	Mexico
ARAMARK Servicios Integrales, S.A.	Spain
ARAMARK Skolni Jidelni, S.R.O.	Czech Republic
ARAMARK S.R.O.	Czech Republic
ARAMARK Sub Investments Limited	United Kingdom
ARAMARK Trustees Limited	United Kingdom
ARAMARK Uniform Holding de Mexico, S.A. de C.V.	Mexico
ARAMARK Uniform Manufacturing de Mexico, S.A. de C.V	Mexico
ARAMARK Uniform Services (Canada) Ltd.	Ontario
ARAMARK Uniform Services Japan Corporation	Japan
ARAMARK Worldwide Investments Limited	United Kingdom
ARAMARK/Dasko Restaurant and Catering Services S.A.	Greece
ARAMONT Company Ltd.	Bermuda
Beijing Golden Collar Company Limited	China
Beijing Golden Hours Company Limited	China
Campbell Catering Holdings Limited	Ireland
Campbell Catering Limited	United Kingdom
Campbell Catering Ltd.	Ireland
Campbell Catering Services	Ireland
Campbell Catering (Belfast) Ltd.	Ireland
Campbell Catering (N.I.) Ltd.	Northern Ireland
Caterwise Alliance Limited	United Kingdom
Caterwise Food Services Limited	United Kingdom
Central de Abastecimiento Limitada	Chile
Central de Multiservicios S.R.L.	Argentina
Central de Restaurantes ARAMARK Limitada	Chile
Central de Restaurantes Multiservicios Limitada	Chile
Central de Restaurantes S.R.L.	Argentina
Centrapal S.R.L.	Argentina
Complete Purchasing Services, Inc.	Canada
Distributor JV Limited	British Virgin Islands
Effective Partnerships Limited	United Kingdom
Food JV Limited	British Virgin Islands
Galls Europe Limited	United Kingdom
Hunters Catering Partnership Limited	United Kingdom
Instituto ICS S.A.	Chile
Inversiones ARAMARK Chile Limitada	Chile
Inversiones Centralcorp Ltda.	Chile
Inversiones en Aseo y Mantenimento S.A	Chile
Inversiones Palm S.A.	Chile
Multiser S.A.	Chile
Nissho Linen	Japan
Premier Partnership (Catering) Limited	United Kingdom
Quingdao Golden Collar Management Company Limited	China
Ragelite Limited	Ireland
Rescot Catering S.L.	Spain
Restauracion Colectiva S.A.	Spain
SeamlessWeb UK Limited	United Kingdom
Seguricorp S.A.	Chile
Seguricorp Servicios S.A.	Chile
Servicios Gastronomicos Ltda.	Chile
Services D’Entretrien ARAMARK Quebec, Inc.	Canada
Shanghai Golden Collar Company Limited	China

Shenzhen Golden Collar Management Company Limited	China
Stuart Cabeldu Catering Limited	United Kingdom
Thwaites & Matthews (1980) Ltd.	United Kingdom
Travers Food Service Ltd.	Canada